SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2000


                               ACADIA GROUP, INC.
             (Exact name of registrant as specified in its charter)



                           Colorado 0-28976 010509781

                  (State or other (Commission (I.R.S. Employer

                 jurisdiction) File Number) Identification No.)


                        415 Rodman Road, Auburn, ME 04210

               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code

                                 (207) 777-3423

                                 (800) 479-3066

                                       N/A

         (Former name and former address, if changed since last report)






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Item 5.           Other Events.
         On July 10, 2000, Acadia Group, Inc. (the "Company") announced that its lender has made a demand and is seeking to enforce its rights under the terms and conditions of its Amended and Restated Loan Agreement dated December 30, 1999.

Item 7.           Exhibits

         99.1     Press Release issued by the Company on July 10, 2000.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ACADIA GROUP, INC.


                                         By: /s/ John W. Holt, Jr.
                                             ------------------------------
                                             Name:    John W. Holt, Jr.
                                             Title:   Chief Executive Officer
                                                      and President



Dated:  July 10, 2000


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                                                                   Exhibit 99.1

                               Acadia Group, Inc.

AUBURN, Maine (July 10, 2000) - Acadia Group, Inc. d/b/a Acadia Business Group, Inc., (OTCBB: ANHS) announced that the Corporations lender, Citizens Bank of New Hampshire, has made demand and is seeking to enforce its rights under the terms and conditions of its Amended and Restated Loan Agreement dated December 30, 1999, for payment of a Line of Credit in the amount of $1,093,154 and a term note for $212,081. The Corporation was informed by Citizens Bank of New Hampshire that the lenders management has made a business decision not to continue to do business with Acadia Group, Inc. in the state of Maine, and the Corporations line of credit matured by its terms on April 30, 2000.

The Corporation also announced that it is exploring alternative sources of financing. One such option is the development and implemention of a plan that would substantially reduce the line of credit operating requirements. No assurance can be given that the Corporation will be able to arrange an alternative line of credit on commercially reasonable terms, if at all.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This press release includes forward-looking statements regarding the present intentions and expectations of management of the Corporation. Certain
factors  beyond  the  Corporations   control  could  cause  results  to  differ
materially from those in these forward-looking statements. These risk factors include evolving industry standards, rapid technological changes, government regulations, healthcare reform, market conditions and competition in the market for the Corporations services, and are more fully described in filings with the Securities and Exchange Commission.

For further information contact:

Acadia Group, Inc., d/b/a Acadia Business Group,  Auburn, Maine

John W. Holt, Jr., Chief Executive Officer and President
1-800-479-3066